Exhibit 99.1

[YEAR] REGULAR/PERFORMANCE-BASED LONG-TERM INCENTIVE AWARD

STOCK OPTION / RESTRICTED STOCK UNITS TERMS AND CONDITIONS

These Terms and Conditions, along with the Long Term Incentive Award Summary (the “Award Summary”) delivered herewith and signed by the individual named on the Award Summary (the “Participant”) shall constitute an Agreement made as of the Grant Date (as indicated on the Award Summary), by and between PepsiCo, Inc., a North Carolina corporation having its principal office at 700 Anderson Hill Road, Purchase, New York 10577 (“PepsiCo,” and with its divisions and direct and indirect subsidiaries, the “Company”), and the Participant.

W  I  T  N  E  S  S  E  T   H:

WHEREAS, the Board of Directors and shareholders of PepsiCo have approved the 2003 Long-Term Incentive Plan (the “Plan”), for the purposes and subject to the provisions set forth in the Plan; and

WHEREAS, pursuant to the authority granted to it in said Plan, the Compensation Committee of the Board of Directors of PepsiCo (the “Committee”), by resolution duly adopted at a meeting held on or prior to the Grant Date desires to grant to the Participant the stock options and/or restricted stock units set forth on the Award Summary; and

WHEREAS, awards granted under the Plan are to be evidenced by an Agreement in such form and containing such terms and conditions as the Committee shall determine;

NOW, THEREFORE, it is mutually agreed as follows:

A. Terms and Conditions Applicable to Stock Options. These terms and conditions shall apply with respect to the stock options granted to the Participant as indicated on the Award Summary.

1. Grant. In consideration of the Participant remaining in the employ of the Company, PepsiCo hereby grants to the Participant, on the terms and conditions set forth herein, the right and option to purchase the number of shares of PepsiCo Common Stock, par value $.0167 per share, indicated on the Award Summary, at the Grant/Exercise Price per share indicated on the Award Summary (the “Option Exercise Price”), which was the Fair Market Value (as defined below) of PepsiCo Common Stock on the Grant Date. The right to purchase each such share is referred to herein as an “Option.”

2. Exercisability. Subject to the terms and conditions set forth herein, the Options shall become fully vested on the          anniversary of the Grant Date (the “Vesting Date”) and shall be exercisable from the Vesting Date through the day immediately prior to the          anniversary of the Grant Date (the “Expiration Date”). Options may vest only while the Participant is actively employed by the Company. Once vested and exercisable, and until terminated, all or any portion of the Options may be exercised from time to time and at any time under procedures that the Committee or its delegate shall establish from time to time, including, without limitation, procedures regarding the frequency of exercise and the minimum number of Options which may be exercised at any time.

3. Exercise Procedure. Subject to terms and conditions set forth herein, Options may be exercised by giving written notice of exercise to PepsiCo in the manner specified from time to time by PepsiCo. The aggregate Option Exercise Price for the shares being purchased, together with any amount which the Company may be required to withhold upon such exercise in respect of applicable foreign, federal (including FICA), state and local taxes, must be paid in full at the time of issuance of such shares.

4. Effect of Termination of Employment, Death, Retirement and Total Disability.

(a) Termination of Employment. Options may vest only while the Participant is actively employed by the Company. Thus, vesting ceases upon the termination of the Participant’s active employment with the Company. Only vested Options may be exercised. Subject to subparagraphs 4(b), 4(c) and 4(d), vested Options shall be exercisable until the earlier of (i) the date that is the last trading day on the New York Stock Exchange during the 90-calendar day period after the date the Participant’s employment with the Company terminates and (ii) the Expiration Date. Subject to subparagraphs 4(b), 4(c) and 4(d), all Options shall automatically expire upon the earlier of (i) and (ii) in the immediately preceding sentence.

(b) Death, Retirement or Total Disability On or Prior to the First Anniversary of the Grant Date. If the Participant’s employment terminates on or prior to the first anniversary of the Grant Date, by reason of the Participant’s death, Retirement (as defined below) or Total Disability (as defined below), then: (i) the whole number of Options which is in proportion to the Participant’s active service (measured in calendar days) during the period commencing on the Grant Date and ending on the first anniversary of the Grant Date shall vest on the Participant’s last day of active employment with the Company; (ii) the Options shall continue to become exercisable in accordance with Paragraph A.2 of this Agreement; and (iii) the Options may be exercised by the Participant’s legal representative (or any person to whom the Options may be transferred by will or the applicable laws of descent and distribution), in the event of death, or the Participant, in the event of Retirement or Total Disability, prior to the Expiration Date in accordance with this Agreement.

(c) Death, Retirement or Total Disability After the First Anniversary of the Grant Date. If the Participant’s employment terminates after the first anniversary of the Grant Date by reason of the Participant’s death, Retirement or Total Disability, then: (i) the Options shall become fully vested on the Participant’s last day of active employment with the Company; (ii) the Options shall continue to become exercisable in accordance with Paragraph A.2 of this Agreement; and (iii) the Options may be exercised by the Participant’s legal representative (or any person to whom the Options may be transferred by will or the applicable laws of descent and distribution), in the event of death, or the Participant, in the event of Retirement or Total Disability, prior to the Expiration Date in accordance with this Agreement.

(d) Transfers to a Related Entity. In the event the Participant transfers to a Related Entity (as defined below), as a result of actions by PepsiCo, the Options shall become fully vested and exercisable on the date of such transfer and shall otherwise remain outstanding and be exercisable in accordance with this Agreement.

5. Buy-Out of Option Gains. At any time after any Option becomes exercisable, the Committee shall have the right, in its sole discretion and without the consent of the Participant, to cancel such Option and pay to the Participant the difference between the Option Exercise Price and the Fair Market Value of the shares covered by the Option as of the date the Committee gives written notice (the “Buy Out Notice”) of its intention to exercise such right. Payments of such buy out amounts pursuant to this provision shall be effected by PepsiCo as promptly as possible after the date of the Buy Out Notice and may be made in cash, in shares of Common Stock or partly in cash and partly in Common Stock, as the Committee deems advisable. To the extent payment is made in shares of Common Stock, the number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a share of Common Stock at the date of the Buy Out Notice. In no event shall PepsiCo be required to deliver a fractional share of Common Stock in satisfaction of a buy out hereunder. Payments of any such buy out amounts shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes.

B. Terms and Conditions Applicable to Restricted Stock Units. These terms and conditions shall apply with respect to the restricted stock units granted to the Participant as indicated on the Award Summary.

1. Grant. In consideration of the Participant remaining in the employ of the Company, PepsiCo hereby grants to the Participant, on the terms and conditions set forth herein, the number of restricted stock units indicated on the Award Summary (the “Restricted Stock Units”).

2. Payment. Subject to Paragraphs B.3 and B.4 below, the Restricted Stock Units shall vest on the third anniversary of the Grant Date and be payable as soon as practicable after such date (the “Payment Date”). Restricted Stock Units that become payable shall be settled in shares of PepsiCo Common Stock with the Participant receiving one share of PepsiCo Common Stock for each Restricted Stock Unit. Any amount that the Company may be required to withhold upon the settlement of Restricted Stock Units and/or the payment of dividend equivalents (see Paragraph B.5 below) in respect of applicable foreign, federal (including FICA), state and local taxes, must be paid in full at the time of the issuance of shares or payment of cash. The Company may, in its discretion, establish procedures to ensure proper withholding of applicable taxes.

3. Forfeiture of Restricted Stock Units. The number of Restricted Stock Units that are payable shall be determined based on the achievement of performance targets. Subject to the terms and conditions set forth herein, the Restricted Stock Units shall be subject to forfeiture as follows:

(a) The payment of one-third of the Restricted Stock Units shall be determined based on the achievement of specific [year] performance targets. The specific performance targets and the percentage of the one-third of the Restricted Stock Units that shall be forfeited if such targets are not achieved shall be established by the Committee in the first ninety (90) days of [year].

(b) The payment of one-third of the Restricted Stock Units shall be determined based on the achievement of specific [year] performance targets. The specific performance targets and the percentage of the one-third of the Restricted Stock Units that shall be forfeited if such targets are not achieved shall be established by the Committee in the first ninety (90) days of [year].

(c) The payment of one-third of the Restricted Stock Units shall be determined based on the achievement of specific [year] performance targets. The specific performance targets and the percentage of the one-third of the Restricted Stock Units that shall be forfeited if such targets are not achieved shall be established by the Committee in the first ninety (90) days of [year].

(d) Notwithstanding the achievement of any performance targets established under Paragraphs B.3(a), (b) and (c) above, the Committee has the discretion to reduce the number of Restricted Stock Units paid, subject to and in accordance with the Plan.

4. Effect of Termination of Employment, Death, Retirement and Total Disability.

(a) Termination of Employment. Restricted Stock Units may vest and become payable only while the Participant is actively employed by the Company. Thus, vesting ceases upon the termination of the Participant’s active employment with the Company. Subject to subparagraphs 4(b), 4(c) and 4(d), all unvested Restricted Stock Units shall automatically be forfeited and canceled upon the date that the Participant’s employment with the Company terminates.

(b) Death, Retirement or Total Disability On or Prior to the First Anniversary of the Grant Date. If the Participant’s employment terminates on or prior to the first anniversary of the Grant Date, by reason of the Participant’s death, Retirement (as defined below) or Total Disability (as defined below), then the whole number of Restricted Stock Units which is in proportion to the Participant’s active service (measured in calendar days) during the period commencing on the Grant Date and ending on the first anniversary of the Grant Date shall vest on the Participant’s last day of active employment with the Company. All Restricted Stock Units that vest in accordance with the foregoing sentence shall remain subject to the payment and forfeiture provisions of Paragraphs B.2 and B.3, except that payment will be made as soon as practicable after achievement of the applicable performance targets described in Paragraphs B.3(a), (b), (c) is determined.

(c) Death, Retirement or Total Disability After the First Anniversary of the Grant Date. If the Participant’s employment terminates after the first anniversary of the Grant Date by reason of the Participant’s death, Retirement or Total Disability, then the Restricted Stock Units shall become fully vested on the Participant’s last day of active employment with the Company. All such vested Restricted Stock Units shall remain subject to the payment and forfeiture provisions of Paragraphs B.2 and B.3, except that payment will be made as soon as practicable after achievement of the applicable performance targets described in Paragraphs B.3(a), (b), (c) is determined.

(d) Transfers to a Related Entity. In the event the Participant transfers to a Related Entity (as defined below), as a result of actions by PepsiCo, the Restricted Stock Units shall become fully vested on the Participant’s last day of active employment with the Company. All such vested Restricted Stock Units shall remain subject to the payment and forfeiture provisions of Paragraphs B.2 and B.3.

5. Dividend Equivalents. During the period between the Grant Date and the Payment Date, the Participant shall accumulate dividend equivalents with respect to the Restricted Stock Units, which dividend equivalents shall be paid in cash (without interest) to the Participant only if and when the applicable Restricted Stock Units vest and become payable. Dividend equivalents shall equal the dividends actually paid with respect to PepsiCo Common Stock during the period between the Grant Date and the Payment Date.

C. Terms and Conditions Applicable to Stock Options and Restricted Stock Units.

1. Prohibited Conduct.

(a) The Participant agrees that, at any time prior to the exercise of the Options or payment of the Restricted Stock Units granted hereunder, and for a period of twelve months after the later of (i) completion of all such exercises of Stock Options, (ii) payment of Restricted Stock Units or (iii) termination of the Participant’s employment with the Company for any reason whatsoever (including Retirement or Total Disability), he or she will not engage in any of the following activities anywhere in the world:

(1) Non-Competition. Participant shall not accept any employment, assignment, position or responsibility, or acquire any ownership interest, which involves the Participant’s Participation in a business entity that markets, sells, distributes or produces Covered Products, unless such business entity makes retail sales or consumes Covered Products without in any way competing with the Company.

(2) Raiding Employees. Participant shall not in any way, directly or indirectly (including through someone else acting on the Participant’s recommendation, suggestion, identification or advice), solicit any Company employee to leave the Company’s employment or to accept any position with any other entity.

(3) Non-Disclosure. Participant shall not use or disclose to anyone any confidential information regarding the Company other than as necessary in his or her position with the Company. Such confidential information shall include all non-public information the Participant acquired as a result of his or her positions with the Company which might be of any value to a competitor of the Company, or which might cause any economic loss or substantial embarrassment to the Company or its customers, bottlers, distributors or suppliers if used or disclosed. Examples of such confidential information include, without limitation, non-public information about the Company’s customers, suppliers, distributors and potential acquisition targets; its business operations and structure; its product lines, formulas and pricing; its processes, machines and inventions; its research and know-how; its financial data; and its plans and strategies.

(4) Misconduct. Participant shall not engage in any acts that are considered to be contrary to the Company’s best interests, including, but not limited to, violating the Company’s Code of Conduct, engaging in unlawful trading in the securities of PepsiCo or of any other company based on information gained as a result of his or her employment with the Company, or engaging in any other activity which constitutes gross misconduct.

(b) In the event the Company determines that the Participant has breached any term of Paragraph C.1(a), in addition to any other remedies the Company may have available to it, the Company may in its sole discretion:

(1) Cancel any unexercised Options or unpaid Restricted Stock Units granted hereunder;

(2) Require the Participant to pay to the Company all gains realized from the exercise of any Options granted hereunder, which have been exercised within the twelve-month period immediately preceding the date as of which the Participant has breached a provision of Paragraph C.1(a), as determined by the Company; and/or

(3) Require the Participant to pay to the Company the value (determined as of the date restrictions on the Restricted Stock Units lapse) of any Restricted Stock Units, which have been paid within the twelve-month period immediately preceding the date as of which the Participant has breached a provision of Paragraph C.1(a), as determined by the Company.

2. Adjustment for Change in Common Stock. In the event of any change in the outstanding shares of PepsiCo Common Stock by reason of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, spin-off or other similar corporate change, (a) the number and type of shares which the Participant may purchase pursuant to the Options and the Option Exercise Price at which the Participant may purchase such shares may be adjusted appropriately, and (b) the number and type of shares to which the Restricted Stock Units held by the Participant relate may be adjusted appropriately.

3. Effect of Change in Control. At the date of a Change in Control (as defined in the Plan) (a) all outstanding and unvested Options granted hereunder shall immediately vest and become exercisable and shall remain outstanding in accordance with their terms and (b) all outstanding and unvested Restricted Stock Units granted hereunder shall immediately vest and become payable in accordance with their terms, including payout of the dividend equivalents accumulated through the date of the Change in Control. In the event that any Option granted hereunder becomes unexercisable during its term on or after a Change in Control because: (i) the Participant is involuntarily terminated (other than for cause) within two years after the Change in Control; (ii) such Option is terminated or adversely modified; or (iii) PepsiCo Common Stock is no longer issued and outstanding, or no longer traded on a national securities exchange, then the Participant shall immediately be entitled to receive a lump sum cash payment equal to the greater of (x) the gain on such Option or (y) the Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by PepsiCo), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of PepsiCo Common Stock as of the date such Option becomes unexercisable and the Option Exercise Price.

4. Nontransferability. Unless the Committee specifically determines otherwise: (a) the Options and Restricted Stock Units are personal to the Participant and, with respect to Options, during the Participant’s lifetime, such Options may be exercised only by the Participant, and (b) the Options and Restricted Stock Units shall not be transferable or assignable, other than in the case of the Participant’s death by will, the laws of descent and distribution.

5. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Covered Products” means any product which falls into one or more of the following categories, so long as the Company is producing, marketing, selling or licensing such product anywhere in the world: beverages, including without limitation carbonated soft drinks, tea, water, juice drinks, sports drinks, coffee drinks, and value added dairy drinks; juices and juice products; snacks, including salty snacks, sweet snacks, meat snacks, granola and cereal bars, and cookies; hot cereals; pancake mixes; value-added rice products; pancake syrup; value-added pasta products; ready-to-eat cereals; dry pasta products; or any product or service which the Participant had reason to know was under development by the Company during the Participant’s employment with the Company.

(b) “Fair Market Value” of a share of PepsiCo Common Stock on any date shall mean an amount equal to the mean of the high and low sales prices for a share of PepsiCo Common Stock as reported on the composite tape for securities listed on The New York Stock Exchange, Inc. on the date in question (or if no sales of Common Stock were made on said Exchange on such date, on the next preceding day on which sales were made on such Exchange), rounded up to nearest one-fourth.

(c) “Participation” shall be construed broadly to include, without limitation: (i) serving as a director, officer, employee, consultant or contractor with respect to such a business entity; (ii) providing input, advice, guidance or suggestions to such a business entity; or (iii) providing a recommendation or testimonial on behalf of such a business entity or one or more products it produces.

(d) “Related Entity” shall mean any entity as to which the Company directly or indirectly owns 20% or more of the entity’s voting securities, general partnership interests, or other voting or management rights.

(e) “Retirement” shall mean (i) early, normal or late retirement under the U.S. pension plan in which the Participant participates (if any), (ii) retirement as explicitly set out in an individual agreement, (iii) termination of employment after age 55 with at least 10 years of service with the Company (or, if earlier, after attaining at least age 65 and completing at least five years of service with the Company), or (iv) retirement as otherwise determined by the Committee.

(f) “Retirement Date” shall mean the effective date of Retirement.

(g) “Total Disability” shall mean becoming totally and permanently disabled, as determined for purposes of the Company’s Long Term Disability Plan (or in the absence of such Disability Plan being applicable to the Participant, as determined by the Committee in its sole discretion).

6. Notices. Any notice to be given to PepsiCo under the terms of this Agreement shall be addressed to PepsiCo at Purchase, New York 10577, Attention: Vice President, Compensation, or such other address as PepsiCo may hereafter designate to the Participant. Any such notice shall be deemed to have been duly given when personally delivered, addressed as aforesaid, or when enclosed in a properly sealed envelope or wrapper, addressed as aforesaid, and deposited, postage prepaid, with the federal postal service.

7. Binding Effect.

(a) This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to PepsiCo, whether by merger, consolidation or the sale of all or substantially all of PepsiCo’s assets. PepsiCo will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of PepsiCo expressly to assume and agree to perform this Agreement in the same manner and to the same extent that PepsiCo would be required to perform it if no such succession had taken place.

(b) This Agreement shall be binding upon and inure to the benefit of the Participant or his or her legal representative and any person to whom the Options and Restricted Stock Units may be transferred by will or the applicable laws of descent and distribution.

8. No Contract of Employment; Agreement’s Survival. This Agreement is not a contract of employment, nor does it impose on the Company any obligation to retain the Participant in its employ. This Agreement shall survive the termination of the Participant’s employment for any reason.

9. Amendment; Waiver. No provision of this Agreement may be amended or waived unless agreed to in writing and signed by the chief personnel officer or chief legal officer of PepsiCo (or either of their delegates). The failure to exercise, or any delay in exercising, any right, power or remedy under this Agreement shall not waive any right, power or remedy which the Company has under this Agreement.

10. Severability or Reform by Court. In the event that any provision of this Agreement is deemed by a court to be broader than permitted by applicable law, then such provision shall be reformed (or otherwise revised or narrowed) so that it is enforceable to the fullest extent permitted by applicable law. If any provision of this Agreement shall be declared by a court to be invalid or unenforceable to any extent, the validity or enforceability of the remaining provisions of this Agreement shall not be affected.

11. Prospectus. The Participant has been provided a copy of PepsiCo’s Prospectus relating to the Plan, the Options and the shares covered thereby, and the Restricted Stock Units. By signing the Award Summary, the Participant agrees that he or she has reviewed the Prospectus, and fully understands his or her rights under the Plan.

12. Plan Controls. The Options, Restricted Stock Units and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any guidelines, policies or regulations which govern administration of the Plan, which shall be controlling. PepsiCo reserves its rights to amend or terminate the Plan at any time without the consent of the Participant; provided, however, that Options and Restricted Stock Units outstanding under the Plan at the time of such action shall not be adversely affected thereby. All interpretations or determinations of the Committee or its delegate shall be final, binding and conclusive upon the Participant (and his or her legal representatives and any recipient of a transfer of the Options or Restricted Stock Units) on any question arising hereunder or under the Plan or other guidelines, policies or regulations which govern administration of the Plan.

13. Rights to Future Grants; Compliance with Law. By entering into this Agreement, the Participant acknowledges and agrees that: (a) the Option and/or Restricted Stock Unit grant will be exclusively governed by the terms of the Plan, including the right reserved by the Company to amend or cancel the Plan at any time without the Company incurring liability to the Participant (except for Options and Restricted Stock Units already granted under the Plan), (b) stock options and restricted stock units are not a constituent part of the Participant’s salary and that the Participant is not entitled, under the terms and conditions of his/her employment, or by accepting or being awarded the Options and/or Restricted Stock Units pursuant to this Agreement to require options, restricted stock units or other awards to be granted to him/her in the future under the Plan or any other plan, (c) upon exercise of the Options or vesting of Restricted Stock Units the Participant will arrange for payment to the Company an estimated amount to cover employee payroll taxes resulting from the exercise and/or, to the extent necessary, any balance may be withheld from the Participant’s wages, (d) benefits received under the Plan will be excluded from the calculation of termination indemnities or other severance payments, and (e) the Participant will seek all necessary approval under, make all required notifications under and comply with all laws, rules and regulations applicable to the ownership of stock options and stock and the exercise of stock options, including, without limitation, currency and exchange laws, rules and regulations.

14. No Rights as Shareholder. The Participant shall have no rights as a holder of PepsiCo Common Stock unless and until certificates for shares of Common Stock are issued to the Participant.

15. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of North Carolina, without giving effect to conflict of laws principles.

16. Entire Agreement. This Agreement constitutes the entire understanding between the parties to this Agreement.